SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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NV ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 3, 2011.

NV ENERGY, INC.

NV ENERGY, INC. ATTN: SHAREHOLDER RELATIONS 6226 W. SAHARA AVENUE MS51 LAS VEGAS, NV 89146

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 8, 2011
Date: May 3, 2011 Time: 8:00 a.m. PDT
Location:	NV Energy's Southern Operations Center (Beltway Complex) 7155 Lindell Rd. Las Vegas, NV 89118

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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NOTICE AND PROXY STATEMENT                                FORM 10-K

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Voting Items
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ALL NOMINEES IN PROPOSAL NO. 1, FOR PROPOSAL NOS. 2 AND 4 THROUGH 7, FOR 1 YEAR IN PROPOSAL NO. 3, AND AGAINST PROPOSALS NO. 8 THROUGH 10.
1.	TO ELECT THE MEMBERS OF THE BOARD OF DIRECTORS	7.	To ratify the selection of the Company's independent registered public accounting firm
	For nominees listed below:
	01) Joseph B. Anderson, Jr. 04) John F. O'Reilly 02) Glenn C. Christenson 05) Philip G. Satre 03) Brian J. Kennedy 06) Michael W. Yackira	8.	To consider a stockholder proposal relating to majority voting for Directors to be included in the By-Laws

2.	To approve, on an advisory basis, the compensation of the Company's Named Executive Officers, as described in the Compensation Discussion and Analysis and the compensation tables	9.	To consider a stockholder proposal to amend the By-Laws to allow 15% of stockholders to call a special meeting

3.	To determine, on an advisory basis, that the frequency with which the Company's stockholders shall have an advisory vote on the compensation of the Company's Named Executive Officers	10.	To consider a stockholder proposal to adopt a policy requiring executives to hold equity compensation through termination of employment

4.	To approve certain amendments to and material terms of performance goals of the Company's Amended and Restated Executive Long-Term Incentive Plan	11.	With discretionary authority to vote upon such other business as may properly come before the meeting

5.	To approve an amendment to the Company's Articles of Incorporation to reduce super-majority vote required to amend Article on Director elections and removals

6.	To approve an amendment to the Company's Articles of Incorporation to reduce super-majority votes in "fair price" provision